EXHIBIT 99.1


News Release                                                            CONTACT:
                                                                        -------
                                                              Richard W. Edwards
                                                         Chief Financial Officer
FOR IMMEDIATE RELEASE                                     Phone:  (919) 645-6404
                                              Email: redwards@capitalbank-nc.com

                   Capital Bank Corporation Reports Increased
                             Second Quarter Profits

RALEIGH, N.C. - July 16, 2004 - Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported an increase in net income for the second quarter 2004 compared to prior year. Profit for the quarter was $891,000 or $.13 per fully diluted share compared to $285,000 or $.04 per fully diluted share in the second quarter of 2003. For the six months ended June 30, 2004, net income was $2,271,000 or $.33 per fully diluted share compared to $1,566,000 or $.23 per fully diluted share for the first six months of 2003.

Commenting on the company's results, Grant Yarber, President and CEO, stated, "We continue to concentrate our efforts on credit quality, responsibly growing loans and the balance sheet while improving margins, and providing an incredible community banking experience for our loyal customers. We anticipate the strategies implemented in late 2003 and 2004 will lead to improved revenues and continued asset growth for the remainder of 2004."

The provision for loan losses was $297,000 and $2,696,000 for the quarters ended June 30, 2004 and 2003, respectively. For the six months ended June 30, 2004, the provision for loan losses was $413,000 compared to $3,296,000 for the same period of 2003. Net charge-offs for the six months ended June 30, 2004 were $609,000 or .19% of average loans compared to $3,232,000 or 1.04% of average loans for the six months ended June 30, 2003. The significant declines in the provision expense and net charge-offs are the result of credit issues reported during the second quarter of last year. The allowance for loan losses at June 30, 2004 was 1.74% of total loans and 170% of nonperforming loans.

Net interest income increased from 2003 levels for both the quarter and the six months ended June 30, 2004, increasing by $259,000 and $593,000, respectively. The company's net interest margin increased compared to second quarter 2003 by 10 basis points to 3.14% in second quarter 2004. For the six months ended June 30, 2004 and 2003, the net interest margin was 3.17% and 3.07%, respectively.

Mortgage production, a large component of non-interest income, was impacted by industry wide lower origination volumes caused by higher mortgage interest rates. The company's non-interest income for both the three months and six months ended June 30, 2004 declined compared to the comparable period of 2003, largely due to declines in mortgage income and securities gains realized in 2003. Non-interest income was $1,544,000 for the second quarter of 2004 and $3,145,000 for the six months ended June 30, 2004 versus $2,739,000 and $5,344,000 for the comparable periods of 2003. "We spent the first six months of 2004 rebuilding and implementing new systems for our mortgage division," said Grant Yarber. "With new leadership, products and processes, we anticipate stronger mortgage revenues for the remainder of the year."

Non-interest expense was $6,070,000 for the three months and $11,707,000 for the six months ended June 2004 compared to $5,777,000 and $11,725,000, respectively, for the same periods of 2003. Personnel expense, the largest component of non-interest expense, declined in both periods as a result of declines in commissions on mortgage production offset by increased salary expense from newly hired associates.

Total consolidated assets on June 30, 2004 were $885.8 million at June 30, 2004. The loan portfolio showed strong growth during the quarter increasing $15.1 million or 9.4% annualized. For the six months ended June 30, 2004, loan growth was $31.6 million or 10.1% annualized. Both increases were from internal growth and reflected the improvement in the company's operations during late 2003 and the first half of 2004. The company's equity, excluding comprehensive income, increased during the quarter and, accordingly, the company continues to be well capitalized under regulatory capital guidelines.

Capital Bank Corporation, headquartered in Raleigh, N.C., with more than $885 million in total assets, offers a broad range of financial services. Capital Bank operates 22 banking offices in Raleigh (4), Cary (2), Sanford (3), Asheville (3), Burlington (2), Graham, Greensboro, Hickory, Siler City, Oxford, Warrenton, Woodland and Seaboard. The company's website is http://www.capitalbank-nc.com.

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward looking statements in this press release.


                                       ###

                            Capital Bank Corporation
                              Summary of Operations
                      (000's omitted except per share data)

                                                                Three Months       Three Months        Six Months      Six Months
                                                                   Ended              Ended              Ended           Ended
                                                               June 30, 2004      June 30, 2003      June 30, 2004    June 30, 2003
                                                               -------------      -------------      -------------    -------------

Interest income                                                   $ 10,163           $ 10,135            $ 20,394        $ 20,312
Interest expense                                                     3,932              4,163               7,894           8,405
                                                                  --------           --------            --------        --------
    Net interest income                                              6,231              5,972              12,500          11,907
Provision for loan losses                                              297              2,696                 413           3,296
                                                                  --------           --------            --------        --------
    Net interest income after provision for loan losses              5,934              3,276              12,087           8,611
Non-interest income                                                  1,544              2,739               3,145           5,344
Non-interest expense                                                 6,070              5,777              11,707          11,725
                                                                  --------           --------            --------        --------
    Income before taxes                                              1,408                238               3,525           2,230
Income tax expense (benefit)                                           517                (47)              1,254             664
                                                                  --------           --------            --------        --------
    Net income                                                    $    891           $    285            $  2,271        $  1,566
                                                                  ========           ========            ========        ========

Income per share - basic                                          $   0.13           $   0.04            $   0.34        $   0.23
                                                                  ========           ========            ========        ========

Income per share - fully diluted                                  $   0.13           $   0.04            $   0.33        $   0.23
                                                                  ========           ========            ========        ========

                             End of Period Balances
                      (000's omitted except per share data)


                                                        2004                                        2003
                                            ---------------------------------------------------------------------------------
                                              June 30          March 31         December 31      September 30         June 30
                                            ----------        ----------       ------------     --------------       --------

Assets                                       $885,754          $891,703          $857,734          $871,780           908,677
Loans                                         657,537           642,407           625,945           637,745           645,525
Investment securities                         150,340           159,349           165,913           166,940           161,938
Deposits                                      671,796           678,817           629,619           656,030           684,180
Shareholders' equity                           72,615            75,440            72,923            70,776            75,144

Book value per share                            11.03             11.48             11.15             10.88             11.52
Allowance for loan losses                      11,417            11,221            11,613            12,100             9,454
Net charge-offs                                   101               508               476             2,315             3,161
Nonperforming assets *                          7,130             6,893             8,988             5,722             4,331
Net charge-offs as a percent of
    average loans (annualized)                   0.06%             0.32%             0.30%             1.43%             1.99%
Allowance for loan losses as a
    percent of total loans                       1.74%             1.75%             1.86%             1.90%             1.46%
Nonperforming assets as a percent of
    total assets                                 0.80%             0.77%             1.05%             0.66%             0.48%
Net interest margin ** (annualized)              3.14%             3.19%             3.18%             2.97%             3.04%

* Loans 90 days or more past due or in nonaccrual status and other real estate ** On a Fully Taxable Equivalent basis

                                Quarterly Results
                      (000's omitted except per share data)


Net income (loss)                               $   891         $ 1,380         $ 1,571         $(2,143)             285

Income (loss) per share - basic                    0.13            0.21            0.24           (0.32)            0.04
Income (loss) per share - fully diluted            0.13            0.20            0.24           (0.32)            0.04

Weighted average shares outstanding:
Basic                                             6,709           6,689           6,607           6,592            6,684
Fully diluted                                     6,883           6,887           6,795           6,780            6,873

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
June 30, 2004 and December 31, 2003


                                                                   June 30,        December 31,
ASSETS                                                               2004              2003            Changes          % Change
-----------------------------------------------------------------------------------------------      ----------       -----------
                                      (In thousands)                     (Unaudited)
Cash and due from banks:
     Interest-earning                                            $   2,091         $     569         $   1,522               267%
     Non-interest-earning                                           26,729            21,839             4,890                22%
Federal funds sold                                                   6,497             3,202             3,295               103%
Investment securities - available for sale, at fair value          150,340           165,913           (15,573)               -9%
Loans-net of unearned income and deferred fees                     657,537           625,945            31,592                 5%
Allowance for loan losses                                          (11,417)          (11,613)              196                -2%
                                                                 ---------         ---------         ---------         ---------
        Net loans                                                  646,120           614,332            31,788                 5%
                                                                 ---------         ---------         ---------         ---------
Premises and equipment, net                                         14,968            14,190               778                 5%
Bank owned life insurance                                            9,754             9,429               325                 3%
Deposit premium and goodwill, net                                   14,404            14,530              (126)               -1%
Deferred tax assets                                                  7,668             6,492             1,176                18%
Other assets                                                         7,183             7,238               (55)               -1%
                                                                 ---------         ---------         ---------         ---------

            Total assets                                         $ 885,754         $ 857,734         $  28,020                 3%
                                                                 =========         =========         =========         =========

LIABILITIES
Deposits:
     Demand, non-interest bearing                                $  62,726         $  58,350         $   4,376                 7%
     Savings, money market accounts and interest checking          214,452           200,452            14,000                 7%
     Time deposits                                                 394,618           370,817            23,801                 6%
                                                                 ---------         ---------         ---------         ---------
        Total deposits                                             671,796           629,619            42,177                 7%
                                                                 ---------         ---------         ---------         ---------
Repurchase agreements                                                8,828            11,014            (2,186)              -20%
Borrowings                                                         102,456           114,591           (12,135)              -11%
Subordinated debentures                                             20,620            20,620              --                   0%
Other liabilities                                                    9,439             8,967               472                 5%
                                                                 ---------         ---------         ---------         ---------
            Total liabilities                                      813,139           784,811            28,328                 4%
                                                                 ---------         ---------         ---------         ---------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
     6,586,216 and 6,541,495 issued and outstanding as of
     2004 and 2003, respectively                                    67,825            67,381               444                 1%
Retained earnings                                                    6,778             5,165             1,613                31%
Accumulated other comprehensive income                              (1,988)              377            (2,365)             -627%
                                                                 ---------         ---------         ---------         ---------
            Total stockholders' equity                              72,615            72,923              (308)                0%
                                                                 ---------         ---------         ---------         ---------
            Total liabilities and stockholders' equity           $ 885,754         $ 857,734         $  28,020                 3%
                                                                 =========         =========         =========         =========

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Six Months Ended June 30, 2004 and 2003

                                                                     2004             2003         Changes          % Change
--------------------------------------------------------------------------------------------      ----------       ----------
                                               (In thousands)           (Unaudited)
Interest income:
     Loans and loan fees                                          $   17,043      $   17,201      $     (158)              -1%
     Investment securities                                             3,270           2,984             286               10%
     Federal funds and other interest income                              81             127             (46)             -36%
                                                                  ----------      ----------      ----------       ----------
         Total interest income                                        20,394          20,312              82                0%
                                                                  ----------      ----------      ----------       ----------

Interest expense:
     Deposits                                                          5,775           6,230            (455)              -7%
     Borrowings and repurchase agreements                              2,119           2,175             (56)              -3%
                                                                  ----------      ----------      ----------       -----------
         Total interest expense                                        7,894         8,405 #            (511)             -6%
                                                                  ----------      ----------      ----------       ----------
         Net interest income                                          12,500          11,907             593                5%
     Provision for loan losses                                           413           3,296          (2,883)             -87%
                                                                  ----------      ----------      ----------       ----------
         Net interest income after provision for loan losses          12,087           8,611           3,476               40%
                                                                  ----------      ----------      ----------       ----------

Noninterest income:
     Deposit service charges and other fees                            1,495           1,402              93                7%
     Mortgage origination fees                                           702           2,503          (1,801)             -72%
     Net gain on sale of securities                                       13             442            (429)             -97%
     Other noninterest income                                            935             997             (62)              -6%
                                                                  ----------      ----------      ----------       ----------
         Total noninterest income                                      3,145           5,344          (2,199)             -41%
                                                                  ----------      ----------      ----------       ----------

Noninterest expenses:
     Salaries and employee benefits                                    5,903           6,664            (761)             -11%
     Occupancy                                                         1,154           1,060              94                9%
     Furniture and equipment                                             839             729             110               15%
     Data processing                                                     623             588              35                6%
     Advertising                                                         424             380              44               12%
     Amortization of deposit premiums                                    126             154             (28)             -18%
     Other expenses                                                    2,638           2,150             488               23%
                                                                  ----------      ----------      ----------       ----------
         Total noninterest expenses                                   11,707          11,725             (18)               0%
                                                                  ----------      ----------      ----------       ----------
            Net income before tax expense                              3,525           2,230           1,295               58%
     Income tax expense                                                1,254             664             590               89%
                                                                  ----------      ----------      ----------       ----------

            Net income                                            $    2,271      $    1,566      $      705               45%
                                                                  ==========      ==========      ==========       ==========

Earnings per share - basic                                        $     0.34      $     0.23      $     0.11               48%
                                                                  ==========      ==========      ==========       ==========
Earnings per share - diluted                                      $     0.33      $     0.23      $     0.10               43%
                                                                  ==========      ==========      ==========       ==========

Weighted Average Shares:
Basic                                                              6,698,844       6,706,791          (7,947)               0%
                                                                  ==========      ==========      ==========       ==========
Fully Diluted                                                      6,884,862       6,888,502          (3,640)               0%
                                                                  ==========      ==========      ==========       ==========

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 30, 2004 and 2003

                                                                      2004              2003            Changes          % Change
----------------------------------------------------------------------------------------------       ------------      ------------
                                           (In thousands)                 (Unaudited)
Interest income:
     Loans and loan fees                                          $     8,572      $     8,723       $      (151)               -2%
     Investment securities                                              1,552            1,356               196                14%
     Federal funds and other interest income                               39               56               (17)              -30%
                                                                  -----------      -----------       -----------       -----------
         Total interest income                                         10,163           10,135                28                 0%
                                                                  -----------      -----------       -----------       -----------

Interest expense:
     Deposits                                                           2,913            3,074              (161)               -5%
     Borrowings and repurchase agreements                               1,019            1,089               (70)               -6%
                                                                  -----------      -----------       -----------       -----------
         Total interest expense                                         3,932            4,163              (231)               -6%
                                                                  -----------      -----------       -----------       -----------
         Net interest income                                            6,231            5,972               259                 4%
     Provision for loan losses                                            297            2,696            (2,399)              -89%
                                                                  -----------      -----------       -----------       -----------
         Net interest income after provision for loan losses            5,934            3,276             2,658                81%
                                                                  -----------      -----------       -----------       -----------

Noninterest income:
     Service charges and other fees                                       768              746                22                 3%
     Mortgage origination fees                                            365            1,297              (932)              -72%
     Net gain on sale of securities                                      --                191              (191)             -100%
     Other noninterest income                                             411              505               (94)              -19%
                                                                  -----------      -----------       -----------       -----------
         Total noninterest income                                       1,544            2,739            (1,195)              -44%
                                                                  -----------      -----------       -----------       -----------

Noninterest expenses:
     Salaries and employee benefits                                     3,061            3,236              (175)               -5%
     Occupancy                                                            582              528                54                10%
     Furniture and equipment                                              474              361               113                31%
     Data processing                                                      301              309                (8)               -3%
     Advertising                                                          222              189                33                17%
     Amortization of deposit premiums                                      61               80               (19)              -24%
     Other expenses                                                     1,369            1,074               295                27%
                                                                  -----------      -----------       -----------       -----------
         Total noninterest expenses                                     6,070            5,777               293                 5%
                                                                  -----------      -----------       -----------       -----------
            Net income before tax expense                               1,408              238             1,170               492%
     Income tax expense                                                   517              (47)              564               n/a
                                                                  -----------      -----------       -----------       -----------

            Net income                                            $       891      $       285       $       606               213%
                                                                  ===========      ===========       ===========       ===========

Earnings per share - basic                                        $      0.13      $      0.04       $      0.09               225%
                                                                  ===========      ===========       ===========       ===========
Earnings per share - diluted                                      $      0.13      $      0.04       $      0.09               225%
                                                                  ===========      ===========       ===========       ===========

Weighted Average Shares Used for EPS
Basic                                                               6,708,742        6,684,327            24,415                 0%
                                                                  ===========      ===========       ===========       ===========
Fully Diluted                                                       6,883,157        6,872,728            10,429                 0%
                                                                  ===========      ===========       ===========       ===========

                            Capital Bank Corporation
                                Average Balances
                                 (In thousands)

                               June 30, 2004         March 31, 2004      December 31, 2003     September 30, 2003      June 30, 2003
                               -------------         --------------      -----------------     ------------------      -------------
Total Assets                      $878,083              $870,473              $873,162              $883,521              $865,174
Investments                        153,479               163,248               164,875               160,257               153,460
Loans (Gross)                      652,074               629,264               635,871               649,240               634,821
Total Earning Assets               818,849               806,401               811,448               821,895               805,054
Deposits                           666,862               645,032               652,454               670,661               649,238
Equity                              74,301                74,479                71,884                73,853                75,727



                            Capital Bank Corporation
                              Nonperforming Assets
                                 (In thousands)

                                      June 30, 2004         March 31, 2004           December 31, 2003         September 30, 2003
                                ----------------------   ------------------------   -----------------------  -----------------------
                                              As a                       As a                     As a                     As a
                                            percent of                percent of                percent of               percent of
                                  Total   total assets     Total    total assets      Total   total assets     Totals   total assets
                                --------  -----------    --------   ------------    --------  ------------   --------   ------------
Commercial and
  Commercial Real Estate        $  3,740         0.42%   $  3,339           0.37%   $  3,766          0.44%  $  2,210          0.25%
Consumer                             247         0.03%        252           0.03%        258          0.03%       128          0.01%
Equity Lines                         314         0.04%        326           0.04%        271          0.03%       223          0.03%
Construction                         580         0.07%        580           0.07%      1,444          0.17%       872          0.10%
Mortgage                           1,837         0.21%      1,980           0.22%      2,271          0.26%     1,626          0.19%
  Total Nonperforming Loans        6,718         0.77%      6,477           0.73%      8,010          0.93%     5,059          0.58%
Other Real Estate Owned              412         0.05%        416           0.05%        978          0.11%       663          0.08%
                                --------  -----------    --------    -----------    --------   -----------   --------   -----------
  Total Nonperforming Assets    $  7,130         0.82%   $  6,893           0.78%   $  8,988          1.04%  $  5,722          0.66%
                                ========  ===========    ========    ===========    ========   ===========   ========   ===========

Total Assets                    $885,754                 $891,703                   $857,734                 $871,780
                                ========                 ========                   ========                 ========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans    170 %                     173%                       145%                     239%
                                ========                 ========                   ========                 ========

  Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.



                            Capital Bank Corporation
                              Nonperforming Assets
                                 (In thousands)

                                     June 30, 2003
                                -------------------------
                                                 As a
                                              percent of
                                   Total    total assets
Commercial and
  Commercial Real Estate        $  1,381             0.15%
Consumer                              87             0.01%
Equity Lines                         183             0.02%
Construction                         298             0.03%
Mortgage                           1,637             0.18%
  Total Nonperforming Loans        3,586             0.39%
Other Real Estate Owned              745             0.08%
                                --------      -----------
  Total Nonperforming Assets    $  4,331             0.47%
                                ========      ===========

Total Assets                    $908,677
                                ========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans     264%
                                ========

  Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.